BRIGHTHOUSE FUNDS TRUST I

SUPPLEMENT DATED MAY 19, 2017

TO THE

STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2017

GOLDMAN SACHS MID CAP VALUE PORTFOLIO

The Board of Trustees of Brighthouse Funds Trust I (formerly, Met Investors Series Trust) (the “Trust”) has approved a change of subadviser for the Goldman Sachs Mid Cap Value Portfolio (the “Portfolio”) from Goldman Sachs Asset Management, L.P. (“Goldman”) to Wells Capital Management Incorporated (“WellsCap”) to be effective on or about June 1, 2017, pursuant to a new subadvisory agreement between the Trust’s investment adviser, Brighthouse Investment Advisers, LLC, and WellsCap. Effective on or about June 1, 2017, the name of the Portfolio will change to Wells Capital Management Mid Cap Value Portfolio, and, unless noted otherwise below, all references to the former name of the Portfolio contained in the Statement of Additional Information (the “SAI”) will change to the Portfolio’s new name and references in the SAI to Goldman will change to WellsCap. The Insurance Companies (as defined in the Portfolio’s Prospectus) may temporarily continue to refer to Goldman and to the Portfolio by its original name in their forms and communications until such documents can be revised.

In connection with the changes described above, the following changes to the SAI for the Portfolio are effective on or about June 1, 2017:

In the subsection entitled “Portfolio Transactions – Affiliated Brokerage,” the following footnote is added in reference to the Portfolio:

(1)	Effective June 1, 2017, the Portfolio changed its subadviser from Goldman Sachs Asset Management, L.P. to Wells Capital Management Incorporated. Goldman Sachs Group, Inc. is an affiliated broker of the Portfolio’s previous subadviser, Goldman Sachs Asset Management, L.P.

In the subsection entitled “Investment Advisory and Other Services – Trust I’s Management Agreements – Management Fee Waivers for the Trust I Portfolios,” the first sentence is amended to include a reference to Wells Capital Management Mid Cap Value Portfolio and the following paragraph is added:

With respect to the Wells Capital Management Mid Cap Value Portfolio, the Adviser has voluntarily agreed to reduce its management fee for the Portfolio to reflect a portion of the savings from the difference between the subadvisory fee payable by BIA to WellsCap and the subadvisory fee previously payable by BIA to the former investment subadviser to the Portfolio. This voluntary advisory fee waiver is not contractual and can be discontinued by the Adviser at any time.

On June 1, 2017, the Advisory Fee after the Waiver schedule was:

Assets	Advisory Fee After Waiver
First $50,000,000	0.700%
Next $50,000,000	0.675%
Next $400,000,000	0.650%
Excess over $500,000,000	0.600%

In the subsection entitled “Investment Advisory and Other Services – Subadvisory Arrangements for Trust I and Trust II – Ownership Information for the Subadvisers to Trust I and Trust II,” the following paragraph is deleted in its entirety:

Goldman Sachs Asset Management, L.P. (“Goldman”) is an affiliate of Goldman, Sachs & Co., and has been a registered investment adviser since 1990. Goldman is located at 200 West Street, New York, New York 10282.

In the subsection entitled “Investment Advisory and Other Services – Subadvisory Arrangements for Trust I and Trust II – The Trust I Portfolios’ Subadvisory Fee Schedules,”

the information regarding the Portfolio is replaced with the following and the order of the footnotes is updated accordingly:

Trust I Portfolio	Annual Percentage Rate	Average Daily Net Asset Value Levels
Wells Capital Management Mid Cap Value Portfolio(i)	0.400%	First $100 million
	0.350%	Next $400 million
	0.300%	Over $500 million

In the subsection entitled “Investment Advisory and Other Services – Subadvisory Arrangements for Trust I and Trust II – The Trust I Portfolios’ Subadvisory Fee Schedules,” footnote (i) is deleted and replaced with the following:

(i)	Prior to June 1, 2017, the subadvisory fee rate for Wells Capital Management Mid Cap Value was the annual rate of 0.400% of the first $100 million of the Portfolio’s average daily net assets, 0.375% of the next $100 million, 0.350% of the next $300 million and 0.325% of such assets over $500 million. Prior to October 1, 2016, the subadvisory fee rate for Wells Capital Management Mid Cap Value was at the annual rate of 0.500% of the first $25 million of the Portfolio’s average daily net assets, 0.450% of the next $175 million and 0.400% of such assets over $200 million.

The proxy voting policies and procedures for Goldman are deleted in their entirety from Appendix B.

In the subsection of Appendix C entitled “Portfolio Managers,” the “Other Accounts Managed” table under the heading “Goldman Sachs Mid Cap Value Portfolio” is deleted in its entirety.

In the subsection of Appendix C entitled “Portfolio Managers,” the following disclosure is added:

Wells Capital Management Mid Cap Value Portfolio (formerly, Goldman Sachs Mid Cap Value Portfolio)

Other Accounts Managed

	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager and Portfolio(s) Managed	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
James M. Tringas, CFA	Registered investment companies	7	$8,222,100,000	0	N/A
	Other pooled investment vehicles	0	N/A	0	N/A
	Other accounts	13	$454,600,000	0	N/A
Bryant VanCronkhite, CFA, CPA	Registered investment companies	7	$8,222,100,000	0	N/A
	Other pooled investment vehicles	0	N/A	0	N/A
	Other accounts	13	$454,600,000	0	N/A

Material Conflicts of Interest

Wells Capital Management’s portfolio managers often provide investment management for separate accounts advised in the same or similar investment style as that provided to mutual funds. While management of multiple accounts could potentially lead to conflicts of interest over various issues such as trade allocation, fee disparities and research acquisition, Wells Capital Management has implemented policies and procedures for the express purpose of ensuring that clients are treated fairly and that potential conflicts of interest are minimized.

Compensation

The compensation structure for WellsCap’s Portfolio Managers includes a competitive fixed base salary plus variable incentives, payable annually and/or over longer term periods. Participating in third party investment management compensation surveys provides market-based compensation information to help support individual pay decisions. In addition to investment management compensation surveys, compensation consideration includes prior professional experience, tenure, seniority, and a Portfolio Manager’s team size, scope, and assets under management when determining their fixed base salary. Incentive bonuses are typically tied to relative, pre-tax investment performance of all accounts under his or her management within acceptable risk parameters. Relative investment performance is generally evaluated for 1, 3, and 5 year performance results, with a predominant weighting on the 3- and 5-year time periods, versus the relevant benchmarks and/or peer groups consistent with the investment style. In the case of the Portfolio, the benchmark against which the performance of the Portfolio’s investment portfolio may be compared for these purposes generally is indicated in the performance section of the Portfolio’s Prospectus. In addition, Portfolio Managers, who meet the eligibility requirements, may participate in Wells Fargo’s 401(k) plan that features a limited matching contribution. Eligibility for and participation in the 401(k) plan is available to all employees on the same basis.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

SAI FOR FUTURE REFERENCE

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